Derivative Financial Instruments	12 Months Ended
Dec. 31, 2012
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments
7.	Derivative Financial Instruments

Risk Management Strategy

We maintain an overall interest rate risk management strategy that incorporates the use of derivative instruments to minimize the economic effect of interest rate changes. Our goal is to manage interest rate sensitivity by modifying the repricing frequency and underlying index characteristics of certain balance sheet assets and liabilities so the net interest margin is not, on a material basis, adversely affected by movements in interest rates. We do not use derivative instruments to hedge credit risk associated with debt we issued. As a result of interest rate fluctuations, hedged assets and liabilities will appreciate or depreciate in market value. Income or loss on the derivative instruments that are linked to the hedged assets and liabilities will generally offset the effect of this unrealized appreciation or depreciation for the period the item is being hedged. We view this strategy as a prudent management of interest rate sensitivity. In addition, we utilize derivative contracts to minimize the economic impact of changes in foreign currency exchange rates on certain debt obligations that are denominated in foreign currencies. As foreign currency exchange rates fluctuate, these liabilities will appreciate and depreciate in value. These fluctuations, to the extent the hedge relationship is effective, are offset by changes in the value of the cross-currency interest rate swaps executed to hedge these instruments. Management believes certain derivative transactions entered into as hedges, primarily Floor Income Contracts, basis swaps and Eurodollar futures contracts, are economically effective; however, those transactions generally do not qualify for hedge accounting under GAAP (as discussed below) and thus may adversely impact earnings.

Although we use derivatives to offset (or minimize) the risk of interest rate and foreign currency changes, the use of derivatives does expose us to both market and credit risk. Market risk is the chance of financial loss resulting from changes in interest rates, foreign exchange rates and market liquidity. Credit risk is the risk that a counterparty will not perform its obligations under a contract and it is limited to the loss of the fair value gain in a derivative that the counterparty owes us. When the fair value of a derivative contract is negative, we owe the counterparty and, therefore, have no credit risk exposure to the counterparty; however, the counterparty has exposure to us. We minimize the credit risk in derivative instruments by entering into transactions with highly rated counterparties that are reviewed regularly by our Credit Department. We also maintain a policy of requiring that all derivative contracts be governed by an International Swaps and Derivative Association Master Agreement. Depending on the nature of the derivative transaction, bilateral collateral arrangements generally are required as well. When we have more than one outstanding derivative transaction with the counterparty, and there exists legally enforceable netting provisions with the counterparty (i.e., a legal right to offset receivable and payable derivative contracts), the “net” mark-to-market exposure, less collateral the counterparty has posted to us, represents exposure with the counterparty. When there is a net negative exposure, we consider our exposure to the counterparty to be zero. At December 31, 2012 and 2011, we had a net positive exposure (derivative gain positions to us less collateral which has been posted by counterparties to us) related to SLM Corporation and the Bank derivatives of $79 million and $113 million, respectively.

Our on-balance sheet securitization trusts have $13.0 billion of Euro and British Pound Sterling denominated bonds outstanding as of December 31, 2012. To convert these non-U.S. dollar denominated bonds into U.S dollar liabilities, the trusts have entered into foreign-currency swaps with highly–rated counterparties. In addition, the trusts have entered into $14.2 billion of interest rates swaps which are primarily used to convert Prime received on securitized student loans to LIBOR paid on the bonds. At December 31, 2012, the net positive exposure on swaps in securitization trusts is $889 million.

Recent turmoil in the European markets has led to increased disclosure of exposure to those markets. Our securitization trusts had total net exposure of $764 million related to financial institutions located in France; of this amount, $555 million carries a guaranty from the French government. The total exposure relates to $6.4 billion notional amount of cross-currency interest rate swaps held in our securitization trusts, of which $3.6 billion notional amount carries a guaranty from the French government. Counterparties to the cross currency interest rate swaps are required to post collateral when their credit rating is withdrawn or downgraded below a certain level. As of December 31, 2012, no collateral was required to be posted and we are not holding any collateral related to these contracts. Adjustments are made to our derivative valuations for counterparty credit risk. The adjustments made at December 31, 2012 related to derivatives with French financial institutions (including those that carry a guaranty from the French government) decreased the derivative asset value by $94 million. Credit risks for all derivative counterparties are assessed internally on a continual basis.

Accounting for Derivative Instruments

Derivative instruments that are used as part of our interest rate and foreign currency risk management strategy include interest rate swaps, basis swaps, cross-currency interest rate swaps, interest rate futures contracts, and interest rate floor and cap contracts with indices that relate to the pricing of specific balance sheet assets and liabilities. The accounting for derivative instruments requires that every derivative instrument, including certain derivative instruments embedded in other contracts, be recorded on the balance sheet as either an asset or liability measured at its fair value. As more fully described below, if certain criteria are met, derivative instruments are classified and accounted for by us as either fair value or cash flow hedges. If these criteria are not met, the derivative financial instruments are accounted for as trading.

Fair Value Hedges

Fair value hedges are generally used by us to hedge the exposure to changes in fair value of a recognized fixed rate asset or liability. We enter into interest rate swaps to economically convert fixed rate assets into variable rate assets and fixed rate debt into variable rate debt. We also enter into cross-currency interest rate swaps to economically convert foreign currency denominated fixed and floating debt to U.S. dollar denominated variable debt. For fair value hedges, we generally consider all components of the derivative’s gain and/or loss when assessing hedge effectiveness and generally hedge changes in fair values due to interest rates or interest rates and foreign currency exchange rates or the total change in fair values.

Cash Flow Hedges

We use cash flow hedges to hedge the exposure to variability in cash flows for a forecasted debt issuance and for exposure to variability in cash flows of floating rate debt. This strategy is used primarily to minimize the exposure to volatility from future changes in interest rates. Gains and losses on the effective portion of a qualifying hedge are recorded in accumulated other comprehensive income and ineffectiveness is recorded immediately to earnings. In the case of a forecasted debt issuance, gains and losses are reclassified to earnings over the period which the stated hedged transaction affects earnings. If we determine it is not probable that the anticipated transaction will occur, gains and losses are reclassified immediately to earnings. In assessing hedge effectiveness, generally all components of each derivative’s gains or losses are included in the assessment. We generally hedge exposure to changes in cash flows due to changes in interest rates or total changes in cash flow.

Trading Activities

When derivative instruments do not qualify as hedges, they are accounted for as trading instruments where all changes in fair value are recorded through earnings. We sell interest rate floors (Floor Income Contracts) to hedge the embedded Floor Income options in student loan assets. The Floor Income Contracts are written options which have a more stringent hedge effectiveness hurdle to meet. Specifically, our Floor Income Contracts do not qualify for hedge accounting treatment because the pay down of principal of the student loans underlying the Floor Income embedded in those student loans does not exactly match the change in the notional amount of our written Floor Income Contracts. Additionally, the term, the interest rate index and the interest rate index reset frequency of the Floor Income Contracts are different from that of the student loans. Therefore, Floor Income Contracts do not qualify for hedge accounting treatment, and are recorded as trading instruments. Regardless of the accounting treatment, we consider these contracts to be economic hedges for risk management purposes. We use this strategy to minimize our exposure to changes in interest rates.

We use basis swaps to minimize earnings variability caused by having different reset characteristics on our interest-earning assets and interest-bearing liabilities. These swaps possess a term of up to 14 years indexed to 91-day Treasury bill, LIBOR, Prime, Consumer Price Index or 10-year constant maturity Treasury rates. The specific terms and notional amounts of the swaps are determined based on a review of our asset/liability structure, our assessment of future interest rate relationships, and on other factors such as short-term strategic initiatives. Hedge accounting requires that when using basis swaps, the change in the cash flows of the hedge effectively offset both the change in the cash flows of the asset and the change in the cash flows of the liability. Our basis swaps hedge variable interest rate risk; however, they generally do not meet this effectiveness criterion because the index of the swap does not exactly match the index of the hedged assets. Additionally, some of our FFELP Loans can earn at either a variable or a fixed interest rate depending on market interest rates and, therefore, swaps economically hedging these FFELP Loans do not meet the criteria for hedge accounting treatment. As a result, these swaps are recorded at fair value with changes in fair value reflected currently in the statement of income.

Summary of Derivative Financial Statement Impact

The following tables summarize the fair values and notional amounts or number of contracts of all derivative instruments at December 31, 2012 and 2011, and their impact on other comprehensive income and earnings for the years ended December 31, 2012, 2011 and 2010.

Impact of Derivatives on Consolidated Balance Sheet

		Cash Flow		Fair Value		Trading		Total
(Dollars in millions)	Hedged Risk Exposure	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Fair Values(1)
Derivative Assets:
Interest rate swaps	Interest rate	$—	$—	$1,396	$1,471	$150	$262	$1,546	$1,733
Cross-currency interest rate swaps	Foreign currency and interest rate	—	—	1,165	1,229	70	130	1,235	1,359
Other(2)	Interest rate	—	—	—	—	4	1	4	1

Total derivative assets(3)		—	—	2,561	2,700	224	393	2,785	3,093
Derivative Liabilities:
Interest rate swaps	Interest rate	(11)	(26)	(1)	—	(197)	(244)	(209)	(270)
Floor Income Contracts	Interest rate	—	—	—	—	(2,154)	(2,544)	(2,154)	(2,544)
Cross-currency interest rate swaps	Foreign currency and interest rate	—	—	(136)	(243)	—	—	(136)	(243)

Total derivative liabilities(3)		(11)	(26)	(137)	(243)	(2,351)	(2,788)	(2,499)	(3,057)

Net total derivatives		$(11)	$(26)	$2,424	$2,457	$(2,127)	$(2,395)	$286	$36

(1)	Fair values reported are exclusive of collateral held and pledged and accrued interest. Assets and liabilities are presented without consideration of master netting agreements. Derivatives are carried on the balance sheet based on net position by counterparty under master netting agreements, and classified in other assets or other liabilities depending on whether in a net positive or negative position.
(2)	“Other” includes embedded derivatives bifurcated from securitization debt as well as derivatives related to our Total Return Swap Facility.
(3)	The following table reconciles gross positions with the impact of master netting agreements to the balance sheet classification:

	Other Assets		Other Liabilities
(Dollar in millions)	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Gross position	$2,785	$3,093	$(2,499)	$(3,057)
Impact of master netting agreements	(544)	(891)	544	891

Derivative values with impact of master netting agreements (as carried on balance sheet)	2,241	2,202	(1,955)	(2,166)
Cash collateral (held) pledged	(1,423)	(1,326)	973	1,018

Net position	$818	$876	$(982)	$(1,148)

The above fair values include adjustments for counterparty credit risk for both when we are exposed to the counterparty, net of collateral postings, and when the counterparty is exposed to us, net of collateral postings. The net adjustments decreased the overall net asset positions at December 31, 2012 and 2011 by $111 million and $190 million, respectively. In addition, the above fair values reflect adjustments for illiquid derivatives as indicated by a wide bid/ask spread in the interest rate indices to which the derivatives are indexed. These adjustments decreased the overall net asset positions at December 31, 2012 and 2011 by $107 million and $111 million, respectively.

	Cash Flow		Fair Value		Trading		Total
(Dollars in billions)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Notional Values:
Interest rate swaps	$0.7	$1.1	$15.8	$14.0	$56.9	$73.6	$73.4	$88.7
Floor Income Contracts	—	—	—	—	51.6	57.8	51.6	57.8
Cross-currency interest rate swaps	—	—	13.7	15.5	0.3	.3	14.0	15.8
Other(1)	—	—	—	—	1.4	1.4	1.4	1.4

Total derivatives	$0.7	$1.1	$29.5	$29.5	$110.2	$133.1	$140.4	$163.7

(1)	“Other” includes embedded derivatives bifurcated from securitization debt, as well as derivatives related to our Total Return Swap Facility.

Impact of Derivatives on Consolidated Statements of Income

	Years Ended December 31,
	Unrealized Gain (Loss) on Derivatives(1)(2)			Realized Gain (Loss) on Derivatives(3)			Unrealized Gain (Loss) on Hedged Item(1)			Total Gain (Loss)
(Dollars in millions)	2012	2011	2010	2012	2011	2010	2012	2011	2010	2012	2011	2010
Fair Value Hedges:
Interest rate swaps	$(75)	$503	$289	$449	$481	$487	$41	$(554)	$(334)	$415	$430	$442
Cross-currency interest rate swaps	42	(723)	(1,871)	167	314	348	(182)	664	1,732	27	255	209

Total fair value derivatives	(33)	(220)	(1,582)	616	795	835	(141)	110	1,398	442	685	651
Cash Flow Hedges:
Interest rate swaps	(1)	(1)	—	(26)	(39)	(58)	—	—	—	(27)	(40)	(58)

Total cash flow derivatives	(1)	(1)	—	(26)	(39)	(58)	—	—	—	(27)	(40)	(58)
Trading:
Interest rate swaps	(66)	183	412	108	69	11	—	—	—	42	252	423
Floor Income Contracts	412	(267)	156	(859)	(903)	(888)	—	—	—	(447)	(1,170)	(732)
Cross-currency interest rate swaps	(59)	29	57	7	8	7	—	—	—	(52)	37	64
Other	5	22	37	(1)	11	31	—	—	—	4	33	68

Total trading derivatives	292	(33)	662	(745)	(815)	(839)	—	—	—	(453)	(848)	(177)

Total	258	(254)	(920)	(155)	(59)	(62)	(141)	110	1,398	(38)	(203)	416
Less: realized gains (losses) recorded in interest expense	—	—	—	590	756	777	—	—	—	590	756	777

Gains (losses) on derivative and hedging activities, net	$258	$(254)	$(920)	$(745)	$(815)	$(839)	$(141)	$110	$1,398	$(628)	$(959)	$(361)

(1)	Recorded in “Gains (losses) on derivative and hedging activities, net” in the consolidated statements of income.
(2)	Represents ineffectiveness related to cash flow hedges.
(3)	For fair value and cash flow hedges, recorded in interest expense. For trading derivatives, recorded in “Gains (losses) on derivative and hedging activities, net.”

Impact of Derivatives on Consolidated Statements of Changes in Stockholders’ Equity (net of tax)

	Years Ended December 31,
(Dollars in millions)	2012	2011	2010
Total losses on cash flow hedges	$(7)	$(4)	$(35)
Realized losses recognized in interest expense(1)(2)(3)	16	35	40

Total change in stockholders’ equity for unrealized gains on derivatives	$9	$31	$5

(1)	Amounts included in “Realized gain (loss) on derivatives” in the “Impact of Derivatives on Consolidated Statements of Income” table above.
(2)	Includes net settlement income/expense.
(3)	We expect to reclassify $0.3 million of after-tax net losses from accumulated other comprehensive income to earnings during the next 12 months related to net settlement accruals on interest rate swaps.

Collateral

The following table details collateral held and pledged related to derivative exposure between us and our derivative counterparties.

(Dollars in millions)	December 31, 2012	December 31, 2011
Collateral held:
Cash (obligation to return cash collateral is recorded in short-term borrowings)(1)	$1,423	$1,326
Securities at fair value — on-balance sheet securitization derivatives (not recorded in financial statements)(2)	613	841

Total collateral held	$2,036	$2,167

Derivative asset at fair value including accrued interest	$2,570	$2,607

Collateral pledged to others:
Cash (right to receive return of cash collateral is recorded in investments)	$973	$1,018

Total collateral pledged	$973	$1,018

Derivative liability at fair value including accrued interest and premium receivable	$1,204	$1,223

(1)	At December 31, 2012 and 2011, $9 million and $26 million, respectively, were held in restricted cash accounts.
(2)	The trusts do not have the ability to sell or re-pledge securities they hold as collateral.

Our corporate derivatives contain credit contingent features. At our current unsecured credit rating, we have fully collateralized our corporate derivative liability position (including accrued interest and net of premiums receivable) of $1.0 billion with our counterparties. Further downgrades would not result in any additional collateral requirements, except to increase the frequency of collateral calls. Two counterparties have the right to terminate the contracts with further downgrades. We currently have a liability position with these derivative counterparties (including accrued interest and net of premiums receivable) of $272 million and have posted $273 million of collateral to these counterparties. If the credit contingent feature was triggered for these two counterparties and the counterparties exercised their right to terminate, we would not be required to deliver additional assets to settle the contracts. Trust related derivatives do not contain credit contingent features related to our or the trusts’ credit ratings.